UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of the earliest event reported) February 27, 2008

Assisted Living Concepts, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-13498 (Commission File Number)	93-1148702 (IRS Employer Identification No.)
W140 N8981 Lilly Road, Menomonee Falls, Wisconsin 53051
(Address of Principal Executive Offices) (Zip Code)
(262) 257-8888
(Registrant’s Telephone Number, Including Area Code)
111 West Michigan Street
Milwaukee, Wisconsin 53203
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On February 27, 2008, Assisted Living Concepts, Inc. issued a press release announcing its results of operations and financial condition for its fourth quarter and year ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits
The following exhibit is being furnished herewith:

99.1	Press Release of Assisted Living Concepts, Inc. dated February 27, 2008 announcing the results of operations and financial condition for its fourth quarter and year ended December 31, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: February 27, 2008

By:	/s/ John Buono
John Buono
Senior Vice President, Chief Financial Officer & Treasurer